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                                                             EXHIBIT 23.1-B

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 of the Registration Statement of InSight Health Services Corp. on Form S-4 of our report dated June 8, 1995 on the 1994 financial statements of Dayton Medical Imaging Radiologists, Inc., appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

                                          DELOITTE & TOUCHE LLP

Dallas, Texas

May 8, 1996